                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ____________________

Date of Report (Date of Earliest Event Reported):  July 22, 1997



PIMCO ADVISORS L.P.
(Exact Name of Registrant as Specified in Charter)


DELAWARE                              1-09772                   06-1349805
(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)


800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA           92660
(Address of Principal Executive Offices)           (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 717-7022


NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

     On July 22, 1997, the Registrant entered into an Amended and Restated Agreement and Plan of Merger by and among Oppenheimer Group, Inc., Oppenheimer Financial Corp., the Seller Trust under Declaration of Trust dated July 22, 1997, the Indemnity Trust under Delcaration of Trust dated July 22, 1997, the Registrant, PIMCO Advisors Inc., PAI Transitory Corp. and Thomson Advisory Group Inc. The agreement is attached as Exhibit 2.1 hereto. On the same date, the Registrant issued the press release regarding such agreement attached as Exhibit
99.2 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS
               --------


Exhibit No.    Description of Exhibit
-----------    ----------------------
2.1            Amended and Restated Agreement and Plan of Merger dated as of
               July 22, 1997 by and among Oppenheimer Group, Inc., Oppenheimer
               Financial Corp., the Seller Trust under Declaration of Trust dated July 22, 1997, the Indemnity Trust under Declaration of
               Trust dated July 22, 1997, PIMCO Advisors L.P., PIMCO Advisors
               Inc., PAI Transitory Corp. and Thomson Advisory Group Inc.

99.1           Agreement to Furnish Exhibits and Schedules

99.2           Press Release dated July 22, 1997 issued by Registrant

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 23, 1997              PIMCO ADVISORS L.P.


                                       By:  /s/ ROBERT FITZGERALD
                                            --------------------------
                                                Robert Fitzgerald
                                                Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------
2.1            Amended and Restated Agreement and Plan of Merger dated as of
               July 22, 1997 by and among Oppenheimer Group, Inc., Oppenheimer
               Financial Corp., the Seller Trust under Declaration of Trust dated July 22, 1997, the Indemnity Trust under Declaration of
               Trust dated July 22, 1997, PIMCO Advisors L.P., PIMCO Advisors
               Inc., PAI Transitory Corp. and Thomson Advisory Group Inc.

99.1           Agreement to Furnish Exhibits and Schedules

99.2           Press Release dated July 22, 1997 issued by Registrant